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                                                                      EXHIBIT 23




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-6112 and 333-74089.


                                              Arthur Andersen LLP


San Francisco, California
March 22, 2000